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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                               __________________


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934




                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 OCTOBER 1, 2004



                               PALWEB CORPORATION
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             (Exact name of registrant as specified in its charter)



          Oklahoma                  000-26331                     75-2954680
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)



                       1613 E. 15th, Tulsa, Oklahoma 74120
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               (Address of principal executive offices) (Zip Code)



                                 (918) 583-7441
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            (b) Effective October 1, 2004, the registrant's Chief Financial Officer (and principal financial officer), William W. Rahhal, resigned from his position as Chief Financial Officer of the registrant. As of the date of this report, the registrant intends to utilize Mr. Rahhal's services in another capacity, which has yet to be determined.

            (c) Effective October 1, 2004, the registrant appointed a new Chief Financial Officer (and principal financial officer), Robert H. Nelson.

            Mr. Nelson is 59 years old. For the last three years, Mr. Nelson was a financial consultant to the Key Auto Group, a retail automobile dealership chain. Prior to that, Mr. Nelson was Chief Financial Officer to Fusion Telecommunications International, Inc., a provider of long distance international communication systems from 1999 to 2001. Mr. Nelson has also served as Chief Financial Officer of: Trace International Holding, Inc., a privately owned company with controlling interests in a variety of public and privately owned companies from 1987 to 1999; United Auto Group, the second largest publicly traded retail auto group in the United States from 1996 to 1999; and Ogden Allied Service and Allied Maintenance Corporation from 1982 to 1987. Prior to that, Mr. Nelson was with Coopers and Lybrand, the predecessor to Price Waterhouse Coopers from 1970 to 1981. Mr. Nelson is a certified public accountant and a graduate of Manhattan College.

            As of the date of this report, the registrant and Mr. Nelson have not entered into an employment agreement.




                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    PALWEB CORPORATION


Date: October 7, 2004                               By: /s/ Robert H. Nelson
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                                                        Robert H. Nelson
                                                        Chief Financial Officer